UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 13, 2007

Great Lakes Dredge & Dock Corporation
(Exact name of Registrant as specified in its charter)

Delaware	000-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 13, 2007 the Board of Directors of Great Lakes Dredge & Dock Corporation (the “Company”), upon recommendation and approval of the Corporate Governance and Nominating Committee, agreed to the payment of directors fees to the independent members of the Board of Directors.  Messrs. Jonathan Berger, Bruce Biemeck and Peter Deutsch will receive $60,000 per year, payable quarterly.  The other non-employee members of the Board of Directors, Messrs. Douglas Grissom, Nathan Leight, Thomas Souleles and Jason Weiss have declined any fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

Date: March 19, 2007	/s/ Deborah A. Wensel
Deborah A. Wensel
Senior Vice President
and Chief Financial Officer